SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2010

AMERITYRE CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA	000-50053	87-0535207
(State or other jurisdiction	(Commission File Number)	(IRS Employer ID No.)
of incorporation)

1501 Industrial Road, Boulder City, Nevada  89005

(Address of principal executive office)

Registrant's telephone number, including area code: (702) 294-2689

Copies to:

John C. Thompson, Esq.

1371 East 2100 South, #202

Salt Lake City, Utah 84105

Phone: (801) 363-4854

Fax: (801) 606-2855

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Amerityre Corporation (the “Company”) today announced that it has notified The Nasdaq Stock Market (“Nasdaq”) of its intent to file its Form 25 with the Securities and Exchange Commission on January 25, 2010 to delist the Company’s common stock from Nasdaq effective February 4, 2010.  The Company has been unable to meet minimum requirements of Nasdaq’s Equity Standard Listing Rule 5550(b) because the Company does not have a minimum of $2,500,000 in stockholders’ equity, $35,000,000 market value of listed securities, or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years. The Company received notice on October 5, 2009 that it was in violation of the Rule but submitted a plan to regain compliance and was granted additional time, until January 19, 2010, to demonstrate compliance with the minimum requirements.  However, the Company has determined that it cannot achieve compliance with the Rule by the deadline and has therefore decided file the Form 25.

Previously, on September 16, 2009, the Company was notified by Nasdaq that the closing bid price of the Company’s common stock was below $1.00 for 30 consecutive business days, and therefore, the Company was not in compliance with Nasdaq Listing Rule 5550(a)(2). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company had a grace period of 180 calendar days, or until March 15, 2010, to regain compliance with this Rule but at this time, the Company has not regained compliance with this Rule either and cannot determine with certainty whether it might regain compliance before the end of the grace period.

Pursuant to the Form 25, the Company’s common stock will no longer be traded on Nasdaq after February 4, 2010.  The Company has asked a market maker to make application on the Company’s behalf to have its common stock quoted on Nasdaq’s Over the Counter Bulletin Board (“OTCBB”). The Company will continue to file periodic reports with the Securities and Exchange Commission pursuant to the requirements of Section 12(g) of the Exchange Act.

On January 15, 2010, the Company issued a press release announcing that it sent the aforementioned notice to Nasdaq. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits

Exhibit 99 - Press release dated January 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:  January 15, 2010

AMERITYRE CORPORATION

By: /S/ Michael Kapral

Michael Kapral

Chief Executive Officer and President